                                                                                                                                                                                                                                                                                                                   Exhibit 10.2
                                                                                                                                                                                                                                                                               CONFIDENTIAL TREATMENT
Supplemental Agreement No. 55

to

Purchase Agreement No. 1810

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-7H4 Aircraft (the Aircraft)

THIS SUPPLEMENTAL AGREEMENT, entered into as of August 31, 2007, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;

                WHEREAS, Boeing and Buyer have agreed to revise the Contract Delivery Month of one 737-7H4 Aircraft bearing Manufacturer’s Serial Number 32542 to October 2007 from November 2007 (Acceleration Aircraft) and;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.  The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.

***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

P.A.  No.  1810                                                SA-55-1
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2.	Table 1 is deleted in its entirety and replaced by a new Table 1 attached hereto, reflecting deletion of one Block T-W-1 Aircraft with a Contract Delivery Month of November 2007 and addition of one Block T-W-1 Aircraft with a Contract Delivery Month of October 2007.

3.        All references in the Letter Agreements associated with Purchase Agreement No. 1810 shall be deemed to refer to the purchase by Buyer of four hundred (400) Model 737-7H4 Aircraft, eighty-six (86) Model 737-7H4 Option Aircraft and fifty-four (54) Model 737-7H4 Purchase Right Aircraft, to the extent such reference is not specifically addressed herein.

4.        There will be no Advance Payments adjustment relating to the Acceleration Aircraft made at execution of this Supplemental Agreement. The Advance Payment received by Boeing from Buyer for the Acceleration Aircraft will be applied to the Purchase Price for the Acceleration Aircraft along with applicable credits at the time of delivery.

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

By: /s/ Nobuko Wiles	By:/s/ Scott Topping

Its: Attorney-In-Fact	Its:VP & Treasurer

P.A.  No.  1810                                                SA-55-2
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TABLE OF CONTENTS

		Page	SA
		Number	Number

ARTICLES

1.	Subject Matter of Sale	1-1	SA-13

2.	Delivery, Title and Risk of Loss	2-1	SA-28

3.	Price of Aircraft	3-1	SA-47

4.	Taxes	4-1

5.	Payment	5-1

6.	Excusable Delay	6-1

7.	Changes to the Detail
	Specification	7-1	SA-1

8.	Federal Aviation Requirements and Certificates and Export License	8-1

9.	Representatives, Inspection, Flights and Test Data	9-1

10.	Assignment, Resale or Lease	10-1

11.	Termination for Certain Events	11-1

12.	Product Assurance; Disclaimer and Release; Exclusion of Liabilities; Customer
	Support; Indemnification and Insurance	12-1

13.	Buyer Furnished Equipment and Spare Parts	13-1

14.	Contractual Notices and Requests	14-1

15.	Miscellaneous	15-1

P.A.  No.  1810                                                                                                                                  i                                                                                                                                                    SA-55
K/SWA

TABLE OF CONTENTS CON'T

SA
Number

TABLE

1.	Aircraft Information Table	SA-55

2.	Option Aircraft Information Table	SA-54

EXHIBITS

A	Aircraft Configuration		SA-47

B	Product Assurance Document		SA-1

C	Customer Support Document

D	Price Adjustments Due to Economic Fluctuations - Aircraft

E	Buyer Furnished Equipment Provisions Document

F	Defined Terms Document

LETTER AGREEMENTS

1810-1	Waiver of Aircraft Demonstration Flight

P.A.  No.  1810                                                                                                                                  ii                                                                                                                                                    SA-55
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TABLE OF CONTENTS CON'T

SA
Number
RESTRICTED LETTER AGREEMENTS

6-1162-RLL-932R2	Promotional Support	SA-13

6-1162-RLL-933R20	Option Aircraft	SA-47

6-1162-RLL-934R3	Disclosure of Confidential Information	SA-14

6-1162-RLL-935R1	Performance Guarantees	SA-1

6-1162-NIW-890	***-	SA-39

6-1162-RLL-936R4	Certain Contractual Matters	SA-4

6-1162-RLL-937	Alternate Advance Payment Schedule

6-1162-RLL-938	***

6-1162-RLL-939R1	Certification Flight Test Aircraft	SA-1

6-1162-RLL-940R1	Training Matters	SA-1

6-1162-RLL-941R2	Other Matters	SA-13

6-1162-RLL-942	Open Configuration Matters

6-1162-RLL-943R1	Substitution Rights	SA-6

6-1162-RLL-944	***

6-1162-RLL-945	Comparison of 737-7H4 and 737-3H4 Block Fuel Burn

6-1162-RLL-1855R3	Additional Contractual Matters	SA-4

6-1162-RLL-1856	***	SA-1

6-1162-RLL-1857	Service Ready Validation Program Field Test	SA-1

6-1162-RLL-1858R1	Escalation Matters	SA-4

P.A.  No.  1810                                                                                                                                  iii                                                                                                                                                    SA-55
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TABLE OF CONTENTS CON'T
SA
Number
RESTRICTED LETTER AGREEMENTS

6-1162-RLL-2036	Amortization of Costs for Customer Unique Changes	SA-1

6-1162-RLL-2037	Reconciliation of the Aircraft Basic Price	SA-1

6-1162-RLL-2073	Maintenance Training Matters	SA-1

6-1162-KJJ-054R1	Business Matters

6-1162-KJJ-055R1	Structural Matters	SA-25

6-1162-KJJ-056	Noise and Emission Matters	SA-13

6-1162-KJJ-057	Product Development Matters	SA-13

6-1162-KJJ-058	Additional Substitution Rights	SA-13

6-1162-KJJ-150	Flight Control Computer & Mode Control Panel Spares Matter	SA-14

6-1162-MSA-185R3	Delivery Change Contractual Matters	SA-21

6-1162-JMG-669R8	***	SA-54

6-1162-JMG-747R1	***	SA-36

6-1162-CHL-217	Rescheduled Flight Test Aircraft	SA-32

6-1162-NIW-606R1	***	SA-36

6-1162-NIW-640	Early Delivery of Two April 2004 SA-35 Aircraft

6-1162-NIW-889	Warranty - Exterior Color Schemes SA-39 and Markings for YA 143 and on

6-1162-NIW-1142	***	SA-43

6-1162-NIW-1369	***	SA-46

P.A.  No.  1810                                                                                                                                  iv                                                                                                                                                    SA-55
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Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table
	Base Aircraft Price	Special Features	Aircraft Basic Price	Base Year Dollars
Block A, B, C, D & E Aircraft	***	***	***	July 1992
Block F & G Aircraft	***	***	***	July 1992
Block H Aircraft	***	***	***	July 1992
Block I Aircraft	***	***	***	July 1992
Block J Aircraft	***	***	***	July 1992
Block K Aircraft	***	***	***	July 1992
Block K-W Aircraft	***	***	***	July 1992
Block L Aircraft	***	***	***	July 1992
Block T Aircraft	***	***	***	July 1999
Block T-W Aircraft	***	***	***	July 1999
Block T-W-1 / T-W-1a Aircraft	***	***	***	July 1999
Block T-W-2 / T-W-2a Aircraft	***	***	***	July 1999

Block K-W Aircraft: Block K airplanes with production winglets installation
Block T-W Aircraft: Block T airplanes with production winglets installation
Block T-W-1 / T-W-1a Aircraft: Firm Aircraft contracted to deliver from May 1, 2006 through June 2008 at the signing of SA-47 -- (T-W-1a Aircraft -- Advance Payment Schedule per LA 6-1162-JGM-669)
Block T-W-2 / T-W-2a Aircraft: U-W-1 Option Aircraft which became Firm Aircraft after signing of SA-47 and
Firm Aircraft contracted to deliver in July 2008 forward at the signing of SA47 --
(T-W-2a Aircraft -- Advance Payment Schedule per LA 6-1162-JGM-669)

SWA                                                                                                                                                        Page 1                                                                                                                                                SA-55

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

			Escalation Estimate
Delivery	Number of	Aircraft	Adv Payment Base
Date	Aircraft	Block	Price Per A/P	Serial Number
Dec-2000	2	E	***
Jan-2001	1	E	***
Feb-2001	1	E	***
Mar-2001	2	E	***
Jun-2001	3	E	***
Sep-2001	3	E	***
Oct-1998	1	F	***
Nov-1998	2	F	***
Dec-1998	2	F	***
Mar-1999	2	G	***
Jun-1999	2	H	***
Jul-1999	1	H	***
Aug-1999	1	H	***
Sep-1999	2	H	***
Oct-1999	1	H	***
Mar-2000	1	H	***
Apr-2000	2	H	***
Sep-2000	1	H	***
Oct-2000	2	H	***
Mar-2001	2	H	***
Apr-2001	1	H	***
Oct-2001	3	H	***
Nov-2001	2	I	***
Dec-2001	1	I	***
Jan-2002	1	I	***
Mar-2002	4	I	***
Apr-2002	2	I	***
Dec-2002	2	I	***
May-2003	1	I	***
Jun-2003	2	I	***
Jul-2003	1	I	***
Aug-2003	1	I	***
Sep-2003	3	I	***
Nov-2002	1	J	***
Dec-2002	1	J	***
Nov-2003	2	J	***
Dec-2003	2	J	***
Mar-2004	1	J	***
Mar-2004	1	K	***
Apr-2004	3	K	***
May-2004	1	K	***
Jun-2004	2	K	***
Jul-2004	2	K	***

SWA                                                                                                                                                        Page 2                                                                                                                                                SA-55

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

Sep-2004	1	K-W	***
Oct-2004	4	K-W	***
Oct-1999	1	L	***
Nov-1999	2	L	***
Dec-1999	1	L	***
Jun-2000	3	L	***
Jul-2000	3	L	***
Sep-2000	1	L	***
Oct-2000	1	L	***
Nov-2000	4	L	***
Dec-2000	1	L	***
Jan-2001	1	L	***
Feb-2001	1	L	***
Jul-2001	1	L	***
Sep-2001	1	L	***
Oct-2001	1	L	***
Mar-2003	2	L	***
Jul-2003	1	L	***
Aug-2003	2	L	***
Nov-2001	1	T	***
Feb-2002	1	T	***
Jan-2004	2	T	***
Feb-2004	1	T	***
Apr-2004	3	T	***
May-2004	1	T	***
Jun-2004	6	T	***
Jul-2004	2	T	***
Aug-2004	6	T-W	***
Sep-2004	4	T-W	***
Oct-2004	0	T-W	***
Nov-2004	3	T-W	***
Dec-2004	3	T-W	***
Jan-2005	5	T-W	***
Feb-2005	3	T-W	***
Mar-2005	4	T-W	***
Apr-2005	4	T-W	***
May-2005	2	T-W	***
Jun-2005	4	T-W	***
Jul-2005	2	T-W	***
Aug-2005	2	T-W	***
Sep-2005	3	T-W	***
Oct-2005	2	T-W	***
Nov-2005	2	T-W	***
Dec-2005	1	T-W	***
Jan-2006	1	T-W	***
Feb-2006	4	T-W	***
Mar-2006	3	T-W	***

SWA                                                                                                                                                        Page 3                                                                                                                                                SA-55

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

Apr-2006	2	T-W	***
May-2006	5	T-W-1	***
Jun-2006	5	T-W-1	***
Jul-2006	3	T-W-1	***
Aug-2006	3	T-W-1	***
Sep-2006	3	T-W-1	***
Oct-2006	1	T-W-1	***
Nov-2006	2	T-W-1	***
Dec-2006	2	T-W-1	***
Jan-2007	2	T-W-1	***
Feb-2007	3	T-W-1	***
Mar-2007	2	T-W-1	***
Apr-2007	3	T-W-1	***
May-2007	3	T-W-1	***
Jun-2007	2	T-W-1	***
Jun-2007	1	T-W-1a	***	36528
Jul-2007	2	T-W-1	***
Jul-2007	1	T-W-1a	***	36610
Aug-2007	2	T-W-1	***
Aug-2007	3	T-W-1a	***	36611, 36632 & 36633
Sep-2007	2	T-W-1	***
Sep-2007	1	T-W-1a	***	36612
Oct-2007	3	T-W-1	***
Oct-2007	1	T-W-1a	***	36613
Nov-2007	1	T-W-1	***
Nov-2007	1	T-W-1a	***	36614
Dec-2007	2	T-W-1	***
Dec-2007	1	T-W-1a	***	36615
Jan-2008	1	T-W-1	***
Jan-2008	2	T-W-1a	***	36616 & 36617
Jan-2008	1	T-W-2	***	36887
Feb-2008	1	T-W-1	***
Feb-2008	3	T-W-1a	***	36618, 36619 & 36620
Mar-2008	1	T-W-1	***
Mar-2008	2	T-W-1a	***	36621 & 36622
Mar-2008	1	T-W-2	***	36888
Apr-2008	1	T-W-1	***
Apr-2008	2	T-W-1a	***	36623 & 36624
May-2008	1	T-W-1	***
May-2008	2	T-W-1a	***	36625 & 36626
Jun-2008	1	T-W-1	***
Jun-2008	2	T-W-1a	***	36627 & 36628
Jul-2008	2	T-W-2a	***
Jul-2008	2	T-W-2	***	36889 & 36890
Aug-2008	1	T-W-2a	***
Oct-2008	1	T-W-2a	***
Nov-2008	1	T-W-2a	***

SWA                                                                                                                                                        Page 4                                                                                                                                                SA-55

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

Dec-2008	1	T-W-2a	***
Jan-2009	1	T-W-2a	***
Feb-2009	2	T-W-2a	***
Mar-2009	2	T-W-2a	***
Apr-2009	2	T-W-2a	***
May-2009	2	T-W-2a	***
Jun-2009	2	T-W-2a	***
Jul-2009	2	T-W-2a	***
Aug-2009	1	T-W-2a	***
Sep-2009	1	T-W-2a	***
Oct-2009	1	T-W-2a	***
Nov-2009	1	T-W-2a	***
Dec-2009	1	T-W-2a	***
Jan-2010	1	T-W-2a	***
Feb-2010	1	T-W-2a	***
Mar-2010	1	T-W-2a	***
Apr-2010	1	T-W-2a	***
May-2010	1	T-W-2a	***
Jun-2010	1	T-W-2a	***
Jul-2010	1	T-W-2a	***
Aug-2010	1	T-W-2a	***
Sep-2010	1	T-W-2a	***
Oct-2010	1	T-W-2a	***
Jan-2011	1	T-W-2a	***
Feb-2011	1	T-W-2a	***
Mar-2011	1	T-W-2a	***
Apr-2011	1	T-W-2a	***
May-2011	1	T-W-2a	***
Jun-2011	1	T-W-2a	***
Jul-2011	1	T-W-2a	***
Aug-2011	1	T-W-2a	***
Sep-2011	1	T-W-2a	***
Oct-2011	1	T-W-2a	***
Jan-2012	1	T-W-2a	***
Feb-2012	1	T-W-2a	***
Mar-2012	1	T-W-2a	***
Apr-2012	1	T-W-2a	***
May-2012	1	T-W-2a	***
Jun-2012	1	T-W-2a	***
Jul-2012	1	T-W-2a	***
Aug-2012	1	T-W-2a	***
Sep-2012	1	T-W-2a	***
Oct-2012	1	T-W-2a	***
Jan-2013	1	T-W-2	***	36891
Jan-2013	1	T-W-2a	***
Feb-2013	1	T-W-2a	***
Mar-2013	1	T-W-2a	***

SWA                                                                                                                                                        Page 5                                                                                                                                                SA-55

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

Mar-2013	1	T-W-2	***
Apr-2013	1	T-W-2	***
May-2013	1	T-W-2	***
Jun-2013	2	T-W-2	***
Jul-2013	1	T-W-2	***
Aug-2013	2	T-W-2	***
Sep-2013	2	T-W-2	***
Oct-2013	2	T-W-2	***
Nov-2013	1	T-W-2	***
Dec-2013	2	T-W-2	***
Jan-2014	1	T-W-2	***
Feb-2014	1	T-W-2	***
Mar-2014	1	T-W-2	***
Apr-2014	1	T-W-2	***
May-2014	1	T-W-2	***
Jun-2014	1	T-W-2	***
Jul-2014	1	T-W-2	***
Aug-2014	1	T-W-2	***
Sep-2014	1	T-W-2	***
Oct-2014	1	T-W-2	***

SWA                                                                                                                                                        Page 6                                                                                                                                                SA-55